Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Cash Reported Within the Consolidated Statements (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Restricted Cash And Cash Equivalents [Abstract]
Cash and cash equivalents	$ 137,298	$ 137,894	$ 84,045
Restricted cash included in long-term assets	87,630	99,675	58,078
Cash, cash equivalents and restricted cash, end of period	$ 224,928	$ 237,569	$ 142,123	$ 149,511